Exhibit 21.2

Exelon Generation Company, LLC (50% and Greater) 12/31/2020

Subsidiary	Jurisdiction
2014 ESA HoldCo, LLC	Delaware
2014 ESA Project Company, LLC	Delaware
2015 ESA Holdco, LLC	Delaware
2015 ESA Investco, LLC	Delaware
2015 ESA Project Company, LLC	Delaware
A/C Fuels Company	Pennsylvania
Albany Green Energy, LLC	Georgia
Annova LNG Brownsville A, LLC	Delaware
Annova LNG Common Infrastructure, LLC	Delaware
Annova LNG, LLC	Delaware
Annova LNG, LLC Series A	Delaware
Annova LNG, LLC Series Z	Delaware
APS Constellation, LLC	Delaware
Atlantic Generation, Inc.	New Jersey
AV Solar Ranch 1, LLC	Delaware
Beebe 1B Renewable Energy, LLC	Delaware
Beebe Renewable Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
Bethlehem Renewable Energy, LLC	Delaware
BGE Home Products & Services, LLC	Delaware
Big Top, LLC	Oregon
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Bluestem Wind Energy Holdings, LLC	Delaware
Bluestem Wind Energy Member Holdings, LLC	Delaware
Bluestem Wind Energy Member, LLC	Delaware
Bluestem Wind Energy, LLC	Delaware
BPHS Solar, LLC	Delaware
Breakerbox, LLC	Pennsylvania
Butter Creek Power, LLC	Oregon
California PV Energy 2, LLC	Delaware
California PV Energy 3, LLC	Delaware
California PV Energy, LLC	Delaware
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware
CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CE Nuclear, LLC	Delaware
CER Generation, LLC	Delaware

Exhibit 21.2

CEU Arkoma West, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Niobrara, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware
CEU Simplicity, LLC	Delaware
CEU W&D, LLC	Delaware
Chesapeake HVAC, Inc.	Delaware
CII Solarpower I, Inc.	Maryland
Clinton Battery Utility, LLC	Delaware
CLT Energy Services Group, L.L.C.	Pennsylvania
CNE Gas Holdings, LLC	Kentucky
CNEG Holdings, LLC	Delaware
CNEGH Holdings, LLC	Delaware
CoLa Resources LLC	Delaware
Colorado Bend II Power, LLC	Delaware
Colorado Bend Services, LLC	Delaware
Conectiv Energy Supply, Inc.	Delaware
Conectiv, LLC	Delaware
Constellation Connect, LLC	Delaware
Constellation DCO Albany Power Holdings, LLC	Delaware
Constellation EG, LLC	Delaware
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Gas Choice, LLC	Delaware
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Power Choice, LLC	Delaware
Constellation Energy Resources, LLC	Delaware
Constellation Energy Solutions, LLC	Delaware
Constellation Energy Upstream Holdings, LLC	Delaware
Constellation Holdings, LLC	Maryland
Constellation LNG, LLC	Delaware
Constellation Mystic Power, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Power Source Generation, LLC	Maryland
Constellation Power, Inc.	Maryland
Constellation Solar Arizona 2, LLC	Delaware
Constellation Solar Arizona, LLC	Delaware

Exhibit 21.2

Constellation Solar California, LLC	Delaware
Constellation Solar Connecticut, LLC	Delaware
Constellation Solar DC, LLC	Delaware
Constellation Solar Federal, LLC	Delaware
Constellation Solar Georgia 2, LLC	Delaware
Constellation Solar Georgia, LLC	Georgia
Constellation Solar Holding, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar Illinois 2, LLC	Delaware
Constellation Solar Illinois, LLC	Delaware
Constellation Solar Maryland II, LLC	Delaware
Constellation Solar Maryland, LLC	Delaware
Constellation Solar Massachusetts, LLC	Delaware
Constellation Solar MC, LLC	Delaware
Constellation Solar Net Metering, LLC	Delaware
Constellation Solar New Jersey II, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation Solar New Jersey, LLC	Delaware
Constellation Solar New York, LLC	Delaware
Constellation Solar Ohio, LLC	Delaware
Constellation Solar Pennsylvania, LLC	Delaware
Constellation Solar Rhode Island, LLC	Delaware
Constellation Solar Texas, LLC	Delaware
Constellation Solar, LLC	Delaware
Continental Wind Holding, LLC	Delaware
Continental Wind, LLC	Delaware
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP Sunnyside I, Inc.	Maryland
CP Windfarm, LLC	Minnesota
CR Clearing, LLC	Missouri
Criterion Power Partners, LLC	Delaware
DE Asset Operations, LLC	Delaware
Delaware Operating Services Company, LLC	Delaware
Denver Airport Solar, LLC	Delaware
Distrigas of Massachusetts LLC	Delaware
DLC Solar, LLC	Delaware
Energy Performance Services, Inc.	Pennsylvania
Everett LNG LLC	Delaware
Exelon AVSR Holding, LLC	Delaware
Exelon AVSR, LLC	Delaware
Exelon FitzPatrick, LLC	Delaware
Exelon Framingham, LLC	Delaware
Exelon Fulton, LLC	Delaware
Exelon Generation Acquisitions, LLC	Delaware
Exelon Generation Consolidation, LLC	Illinois
Exelon Generation Finance Company, LLC	Delaware
Exelon Generation Limited	United Kingdom

Exhibit 21.2

Exelon Generation Services, LLC	Delaware
Exelon Generation Supply, LLC	Delaware
Exelon New Boston, LLC	Delaware
Exelon New England Holdings, LLC	Delaware
Exelon Nuclear Partners, LLC	Delaware
Exelon Nuclear Security, LLC	Delaware
Exelon PowerLabs, LLC	Pennsylvania
Exelon Solar Chicago LLC	Delaware
Exelon West Medway, LLC	Delaware
Exelon Wind 1, LLC	Texas
Exelon Wind 2, LLC	Texas
Exelon Wind 3, LLC	Texas
Exelon Wind Canada Inc.	Canada
Exelon Wind, LLC	Delaware
Exelon Wyman, LLC	Delaware
ExGen Energy, S. de R.L. de C.V.	Mexico
ExGen Handley Power, LLC	Delaware
ExGen Renewables Holdings II, LLC	Delaware
ExGen Renewables Holdings, LLC	Delaware
ExGen Renewables I Holding, LLC	Delaware
ExGen Renewables I, LLC	Delaware
ExGen Renewables II, LLC	Delaware
ExGen Renewables IV Holding, LLC	Delaware
ExGen Renewables IV, LLC	Delaware
ExGen Renewables Partners, LLC	Delaware
ExGen Texas II Power Holdings, LLC	Delaware
ExGen Texas II Power, LLC	Delaware
ExGen Texas Power Services, LLC	Delaware
ExGen Ventures International Holdings II Limited	United Kingdom
ExGen Ventures International Holdings Limited	United Kingdom
Fair Wind Power Partners, LLC	Delaware
Fauquier Landfill Gas, L.L.C.	Delaware
FHS Solar, LLC	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Fourmile Wind Energy, LLC	Maryland
Gateway Solar LLC	Delaware
Grande Prairie Generation, Inc.	Alberta
Green Lane Solar Power LLC	Rhode Island
Greensburg Wind Farm, LLC	Delaware
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Holyoke Solar, LLC	Delaware
Hot Springs Windfarm, LLC	Idaho
JBAB Solar I, LLC	Delaware
JExel Nuclear Company	Japan

Exhibit 21.2

Lake Houston Power, LLC	Delaware
LHHS Solar, LLC	Delaware
Loess Hills Wind Farm, LLC	Missouri
LSLV Solar, LLC	Delaware
Melville Solar LLC	Rhode Island
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware
Minergy LLC	Wisconsin
Mohave Sunrise Solar I, LLC	Arizona
Mountain Top Wind Power, LLC	Maryland
NewEnergy Receivables LLC	Delaware
Nine Mile Point Nuclear Station, LLC	Delaware
North Shore District Energy, LLC	Delaware
Oregon Trail Windfarm, LLC	Oregon
Outback Solar, LLC	Oregon
Pacific Canyon Windfarm, LLC	Oregon
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
Pegasus Power Company, Inc.	California
Pepco Building Services Inc.	Delaware
Pepco Government Services LLC	Delaware
PFMG Construction, Ltd.	California
PFMG Solar, LLC	Delaware
Pinedale Energy, LLC	Colorado
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Renewable Power Generation Holdings, LLC	Delaware
Renewable Power Generation, LLC	Delaware
Rolling Hills Landfill Gas, LLC	Delaware
Sacramento PV Energy, LLC	Delaware
Sand Ranch Windfarm, LLC	Oregon
Sendero Wind Energy, LLC	Delaware
SHHS Solar, LLC	Delaware
Shooting Star Wind Project, LLC	Delaware
SHS Solar, LLC	Delaware
Sky Valley, LLC	Delaware
SolGen Holding, LLC	Delaware
SolGen, LLC	Delaware
Sugar Beet Wind, LLC	Delaware
Sunbeam LeaseCo, LLC	Delaware
Threemile Canyon Wind I, LLC	Oregon
THS Solar, LLC	Delaware
Titan STC, LLC	Delaware
Tuana Springs Energy, LLC	Idaho
V.G. Investment Holdings, LLC	Delaware
W&D Gas Partners, LLC	Delaware
Wagon Trail, LLC	Oregon
Ward Butte Windfarm, LLC	Oregon
Water & Energy Savings Company, LLC	Delaware

Exhibit 21.2

West Medway II Holdings, LLC	Delaware
West Medway II, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wildcat Finance, LLC	Delaware
Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Wolf Hollow II Power, LLC	Delaware
Wolf Hollow Services, LLC	Delaware